UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011 (September 15, 2011)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     — Other Events

Item 8.01     Other Events.

Additional Information For Allos Stockholders

The information provided herein supplements the Joint Proxy Statement/Prospectus of Allos Therapeutics, Inc. (the “Company”) and AMAG Pharmaceuticals, Inc. (“AMAG”) filed by each of Allos and AMAG with the Securities and Exchange Commission (the “SEC”) on September 15, 2011 (the “Proxy Statement”) relating to the contemplated merger of Allos and a wholly-owned subsidiary of AMAG, and should be read in conjunction with the Proxy Statement (capitalized terms not defined here are defined in the Proxy Statement).

The following disclosure supplements the discussion at page 63 of the Proxy Statement concerning the unsolicited offer by Allos Company A to merge with Allos, by adding the following two paragraphs:

On the evening of September 15, 2011, Allos Company A sent a letter to Mr. Berns revising its prior proposal for the acquisition of Allos and stating it was prepared to pay $2.20 per share for all of the outstanding shares of Allos common stock, comprised of $1.50 in cash and $0.70 in shares of Allos Company A’s common stock.  Allos Company A also noted that its offer was subject to confirmatory due diligence and completion of a definitive merger agreement and voting agreements, which it stated it believed could be completed within a short period of time.  Allos Company A has not provided Allos a draft of a proposed definitive merger agreement or voting agreements.  Allos Company A noted that its proposal would not require outside financing or approval by the stockholders of Allos Company A. The Allos Board of Directors met twice on September 19, 2011, with Allos management and representatives of J.P. Morgan and Latham and discussed the revised proposal made by Allos Company A.  At those meetings, representatives of Latham reviewed fiduciary duty considerations and the requirements of the merger agreement with AMAG in connection with the review of the revised Allos Company A proposal.  Also at those meetings, representatives of J.P. Morgan reviewed various financial analyses.  At the conclusion of the second meeting, the Allos Board of Directors determined that the Allos Company A proposal met the criteria required by Section 4.4(a) of the Merger Agreement with AMAG (which requires, among other things, that the Allos Board of Directors determine that the Allos Company A proposal is reasonably expected to result in a superior offer), to permit Allos to provide information to, and engage in discussions and negotiation with, Allos Company A with respect to the revised proposal.

The Allos Board of Directors has not approved, endorsed or recommended the acquisition proposal from Allos Company A or declared it superior to the Merger Agreement with AMAG and the Merger.  Moreover, the Allos Board of Directors reaffirmed its determination that the Merger Agreement with AMAG and the Merger are advisable and fair to, and in the best interest of, Allos and its stockholders and its recommendation that Allos stockholders vote “FOR” the Allos Merger Proposal and therefore opposed the Allos Company A proposal at this time.  There is no assurance that negotiations with Allos Company A will ultimately lead to a superior offer, that Allos and Allos Company A will reach final agreement on terms regarding the acquisition of Allos by Allos Company A or that, if the parties do enter into such an agreement, the conditions to completing such transaction will be satisfied.

Additional Information and Where You Can Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between AMAG and Allos will be submitted to the respective stockholders of AMAG and Allos for their consideration.

On September 15, 2011, each of the Company and AMAG filed the Proxy Statement with the SEC in connection with the merger.  Investors are urged to read carefully the Proxy Statement and other relevant documents filed with the SEC because they contain important information about the merger.  Security holders may obtain free copies of these documents and other documents filed by Allos and AMAG with the SEC at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Allos by going to Allos’ corporate website at www.allos.com or by contacting: Investor Relations, Allos Therapeutics, Inc., by mail at 11080 CirclePoint Road, Suite 200, Westminster, CO 80020, e-mail at investorrelations@allos.com or telephone at (303) 426-6262, and may obtain free copies of the documents filed with the SEC by AMAG by going to AMAG’s corporate website at www.amagpharma.com or by contacting: Investor Relations, AMAG Pharmaceuticals, Inc., by mail at 100 Hayden Avenue, Lexington, MA 02421, e-mail at asullivan@amagpharma.com or telephone at (617) 498-3303.  Investors and security holders are urged to read the Proxy Statement and the other relevant materials carefully before making any voting decision with respect to the merger.

Allos, AMAG, and certain of their directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. A description of the direct and indirect interests of these directors, executive officers and other members of management and employees in the proposed merger, which may differ from the interests of Allos’ stockholders or AMAG’s stockholders generally, is included in the Proxy Statement described above.  Additional information regarding Allos’ directors and executive officers and their beneficial ownership of Allos’ common stock is also set forth in Allos’ annual proxy statement on Schedule 14A with the SEC on April 29, 2011.  This document is available free of charge at the SEC’s website at www.sec.gov or by going to Allos’ corporate website at www.allos.com.  Additional information regarding AMAG’s directors and executive officers and their beneficial ownership of AMAG’s common stock is also set forth in AMAG’s annual proxy statement on Schedule 14A with the SEC on April 18, 2011.  This document is available free of charge at the SEC’s website at www.sec.gov or by going to AMAG’s corporate website at www.amagpharma.com.

Forward-Looking Statements

This communication contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, are intended to identify such forward-looking statements, but their absence does not mean that a particular statement is not forward-looking.  Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements.  These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. For example, if Allos or AMAG does not receive its respective required stockholder approval or the parties fail to satisfy other conditions to closing, the transaction may not be consummated. In any forward-looking statement in which AMAG or Allos expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of Allos or AMAG stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; disruptions to the businesses of Allos and AMAG during the pendency of the merger and during the realization of the cost synergies, including diminished performance by the commercial organizations due to planned reductions in the size of the sales and marketing organization at the combined company; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Allos and AMAG generally, including those set forth in the filings of Allos and AMAG with the SEC, especially in the “Risk Factors” section of Allos’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 4, 2011, the “Risk Factors” section of AMAG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011, and in Allos’ and AMAG’s other periodic reports and filings with the SEC.  Allos cautions investors not to place undue reliance on the forward-looking statements contained herein.  All forward-looking statements are based on information currently available to Allos on the date hereof, and Allos undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 20, 2011

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary